                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 31, 2001
                                                        ----------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

              New Jersey                              333-56865                             11-2735914
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

    Huron Ave. & Brigantine Blvd.
     Atlantic City, New Jersey                                                                 08401
----------------------------------------                                       -------------------------------------
(Address of Principal Executive Offices)                                                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

              New Jersey                               1-09029                              11-2739203
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

    Huron Ave. & Brigantine Blvd.
     Atlantic City, New Jersey                                                                 08401
----------------------------------------                                       -------------------------------------
(Address of Principal Executive Offices)                                                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

              New Jersey                             33-68038-01                            22-2608426
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

    Huron Ave. & Brigantine Blvd.
     Atlantic City, New Jersey                                                                 08401
----------------------------------------                                       -------------------------------------
(Address of Principal Executive Offices)                                                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

Item 5. Other Events.

         Filed as an exhibit hereto is a News Release, dated October 31, 2001, filed by Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.       Description
-----------       -----------

99.1 News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated October 31, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRUMP'S CASTLE HOTEL & CASINO, INC.


Date: October 31, 2001             By: /s/ JOHN P. BURKE
                                      ------------------------------------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer


                                   TRUMP'S CASTLE FUNDING, INC.


Date: October 31, 2001             By: /s/ JOHN P. BURKE
                                       -----------------------------------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer


                                   TRUMP'S CASTLE ASSOCIATES, L.P.
                                   By: Trump's Castle Hotel & Casino, Inc., Its General Partner

Date: October 31, 2001             By: /s/ JOHN P. BURKE
                                      ------------------------------------------
                                   Name:    John P. Burke
                                   Title:   Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.        Description                                                                       Page No.
-----------        -----------                                                                       --------
99.1               News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino
                   Resorts Holdings, L.P., dated October 31, 2001.